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                                                                   Exhibit 10.84
                                                                   -------------

                             SUBORDINATION AGREEMENT

         This Agreement, dated as of October 17, 2001, is made by THCR Management Services, LLC, a Delaware limited liability company (the "Manager"), and Trump Hotel & Casino Resorts Development Company, LLC, a Delaware limited liability company (the "Developer"), in favor of the Lenders described in the Loan Agreement (defined below).

                                    RECITALS

         WHEREAS, in accordance with the terms and conditions of a Loan Agreement of even date herewith (the "Loan Agreement"), the Lenders have agreed to lend to the Twenty-Nine Palms Enterprises Corporation (the "Borrower") an amount equal to the Loan Principal (as defined in the Loan Agreement) (the "Loan") for the purposes of financing the expansion costs of the Spotlight 29 Casino located in Coachella, California (the "Casino Facilities"); and

         WHEREAS, under the terms of a Gaming Facility Management Agreement, dated April 27, 2000 (the "Management Agreement"), the Manager has agreed to provide certain management, marketing and technical services to the Borrower in connection with the Casino Facilities in consideration for certain fees (the "Management Fees") as defined in the Management Agreement; and

         WHEREAS, under the terms of a Gaming Facility Development and Construction Agreement, dated April 27, 2000, as amended (the "Development Agreement"), the Developer has agreed to provide certain services to the Borrower in connection with the development, design, construction, furnishing and equipping of the Casino Facilities in consideration for a certain fee (the "Development Fee") as defined in the Development Agreement; and

         WHEREAS, under the terms of an Assignment and Bill of Sale dated July 5, 2001, the Tribe transferred all of its rights and obligations under the Management Agreement and the Development Agreement to the Borrower; and

         WHEREAS, as a condition to the making of the Loan, the Lenders have required that the Manager and the Developer subordinate the payment of Management Fees, Development Fees and other "Subordinated Obligations" (as defined herein) to the payment of the Loan.

                                    AGREEMENT

         ACCORDINGLY, in consideration of the making of the Loan by the Lender and other financial accommodations that may hereafter be made for the benefit of the Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Manager and the Developer hereby agree as follows:

         1.  Definitions.  As used herein, the following terms have the meanings
             -----------
set forth below:

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         Administrative Agent: means First National Bank, acting as administrative agent for the Lenders under the terms of the Loan Agreement.

         Bankruptcy Code: means 11 U.S.C.ss.101 et seq., as amended from time to time.

         Borrower: means the Twenty-Nine Palms Enterprises Corporation, a federal corporation chartered under the provisions of 25 U.S.C.ss.477 and wholly owned by the Tribe.

         Collateral: means the "Collateral" defined in the Security Agreement.

         Default: means a "Default" or "Event of Default" as defined in the Loan Agreement, the Security Agreement or any other agreement or instrument evidencing, governing, or issued in connection with the Loan, or any default under or breach of any such agreement or instrument.

         Developer: means Trump Hotels & Casino Resorts Development Company, LLC, a Delaware limited liability company, its successors and assigns.

         Development Agreement: means the Gaming Facility Development and Construction Agreement dated as of April 27, 2000, between the Developer and the Borrower (as successor in interest to the Tribe), as amended.

         Development Fees: means all amounts payable by the Borrower to the Developer under the Development Agreement other than Reimbursement Obligations.

         Lenders: means the Lenders identified in the Loan Agreement, and their successors and assigns.

         Loan: means the loan of $41,500,000 to be made by Lenders to the Borrower pursuant to the Loan Agreement.

         Loan Agreement: means the Loan Agreement, dated as of the date hereof, between the Borrower and the Lender.

         Manager: means THCR Management Services, LLC, a Delaware limited liability company, its successors and assigns.

         Management Agreement: means the Gaming Facility Management Agreement dated as of April 27, 2000, as amended, between the Manager and the Borrower (as successor in interest to the Tribe). The Management Agreement has been executed and delivered by the parties but shall not be effective until approved by the National Indian Gaming Commission pursuant to 25 U.S.C.ss.2711.

         Management Fees: means the amounts payable by the Borrower to the Manager under the Management Agreement.

         Notes: means any promissory notes issued by the Borrower evidencing the indebtedness under the Loan Agreement.

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         Pledged Revenues: shall have the meaning assigned such term in the
Transfer and Deposit Agreement.

         Reimbursement Obligations: means all obligations of the Borrower to reimburse the Developer for "Project Costs" (as defined in the Loan Agreement) which have been paid by the Developer for the benefit of the Borrower pursuant to the Development Agreement.

         Security Agreement: means the Security Agreement, dated as of the date hereof, by the Borrower in favor of the Administrative Agent, on behalf of the Lenders.

         Subordinated Obligations: means, except as provided below, all obligations of the Borrower to the Manager and the Developer, including, without limitation, the Borrower's obligation to pay Management Fees, Development Fees, or any other obligation of the Borrower to the Manager or the Developer, respectively, whether now existing or hereinafter arising. However, "Subordinated Obligations" does not include the Borrower's obligation to repay
                                ---
Advances made by the Manager pursuant to the Loan Agreement.

         Transfer and Deposit Agreement: means the agreement of even date herewith between the Borrower, the Administrative Agent, and the Depository Bank pursuant to which the Borrower agrees to transfer the Net Revenues on a daily basis to the Depository Bank for deposit and application in accordance with the terms of such agreement.

         Tribe: means the Twenty-Nine Palms Band of Luiseno Mission Indians of California, a federally recognized Indian tribe.

         2. Subordination. The payment of all Subordinated Obligations is hereby
            -------------
expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Loan. Regardless of any priority otherwise available to the Manager or the Developer by law or by agreement, such parties agree that
(i) the Lenders, through the Depository Bank, hold a first priority security interest in all Pledged Revenues (including any proceeds thereof), (ii) the Lenders hold a first priority security interest in all Collateral (including any proceeds thereof), subject only to Permitted Encumbrances, (iii) the Developer shall be entitled to receive the Development Fee only after such time as the Management Agreement has been approved by the National Indian Gaming Commission and is fully effective, and (iv) the Manager is entitled to be paid amounts due on the Subordinated Obligations on a monthly basis in accordance with the Transfer and Deposit Agreement.

         3. Payments. Until the Loan has been paid in full and all obligations
            --------
of the Borrower thereunder fully satisfied, and unless the Lender otherwise consents in writing, neither the Manager nor the Developer may receive or accept any payment from the Borrower in respect of the Subordinated Obligations, or exercise any right of or permit any setoff in respect of the Subordinated Obligations, except to the extent permitted by Section 2 above. No prepayment of any Subordinated Obligation shall be accepted by the Developer or the Manager, respectively, while any amount is due and owing under the Loan, and no payments may be accepted with respect to any Subordinated Obligation if a Default has occurred and is continuing or if such payments on the Subordinated Obligation would result in such a Default.

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         4. Receipt of Prohibited Payments. If the Manager or the Developer
            ------------------------------
receives any payment on the Subordinated Obligations except as permitted by
Section 2 above, such parties will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Manager or the Developer where necessary) for application to the outstanding indebtedness on the Loan (whether or not due). If the Manager or the Developer exercises any right of setoff which they are not permitted to exercise under the provisions of this Agreement, the Manager or the Developer, as applicable, will promptly pay over to the Administrative Agent, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Manager or the Developer fails to make any endorsement required under this Agreement, the Administrative Agent, or any of its officers or employees or agents, is hereby irrevocably appointed by the Manager and the Developer as the attorney-in-fact (which appointment is coupled with an interest) for the Manager and the Developer, as applicable, to make such endorsement in their name.

         5. Action on Subordinated Obligations. Until the Loan has been paid in
            ----------------------------------
full and the Loan Agreement has been terminated, neither the Manager nor the Developer will commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Obligations, or join with any creditor (unless the Lenders so join) in bringing any proceeding against the Tribe or the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, or exercise or enforce any right or remedy available to the Manager or the Developer with respect to the Pledged Revenues or the Collateral. Notwithstanding anything contained herein to the contrary, in the event of a default by the Borrower under either or both of the Development Agreement or Management Agreement, including as a result of non-payment by the Borrower thereunder as a result of the provisions of this Agreement or the Loan Agreement, the Developer and the Manager reserve all rights to suspend or terminate services provided under such agreements.

         6. Bankruptcy and Insolvency. In the event of (a) any distribution,
            -------------------------
division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or to their claims against the Borrower, or (b) any readjustment of the debt or obligations of the Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Loan or Subordinated Obligations, or the application of the assets of the Borrower to the payment or liquidation thereof, or (c) the dissolution or other winding up of the business of the Borrower, or (d) the sale of all or substantially all of the assets of the Borrower, then, and in any such event, the Lenders shall be entitled to receive payment in full of all of the Loan prior to the payment of all or any part of the Subordinated Obligations.

         To enable the Lenders to enforce their rights hereunder in any of the actions or proceedings described in the preceding paragraph, the Administrative Agent is hereby irrevocably authorized and empowered, in its discretion, to file and present for and on behalf of the Manager and the Developer such proofs of claims or other motions or pleadings as the Administrative Agent may deem expedient or proper to establish the Lender's entitlement of payment from, or on behalf of, the Manager or the Developer with respect to the Subordinated

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Obligations and, in the exercise of its reasonable discretion giving due regard for the amounts outstanding under the Loan and the Subordinated Obligations, respectively, to vote such proofs of claims in any such proceeding and to demand, sue for, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Loan. The Manager and the Developer irrevocably authorize and empower the Administrative Agent to demand, sue for, collect and receive each of the payments and distributions described in the preceding paragraph and give acquittance therefor and to file claims and take such other actions, in the Administrative Agent's own name or in the name of the Manager, the Developer, or otherwise, as the Lender may deem necessary or advisable for the enforcement of this Agreement. To the extent that payments of distributions are made in property other than cash, the Manager and the Developer authorize the Administrative Agent to sell such property to such buyers and on such terms as the Administrative Agent, in its sole discretion, shall determine. The Manager and the Developer will execute and deliver to the Administrative Agent such powers of attorney, assignments and other instruments or documents, including debentures, notes, instruments, documents or other agreements (together with such assignments or endorsement as the Administrative Agent shall deem necessary), as may be reasonably requested by the Administrative Agent in order to enable the Administrative Agent to enforce any and all claims upon or with respect to any or all of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations, all for the benefit of the Lenders. The Administrative Agent shall provide to the Developer and the Manager notice, reasonably in advance whenever possible, of its exercise of any rights provided in this Paragraph 6, and copies of any proofs of claims, motions or pleadings received or filed by the Lenders. Upon satisfaction of the Loan, the Administrative Agent shall deliver to the Developer and the Manager any payments or other distributions received by the Administrative Agent with respect to the Subordinated Obligations.

         If the Borrower becomes the subject of proceedings under the Bankruptcy Code and if the Administrative Agent desires to permit the use of cash collateral or to provide financing to the Borrower under either Section 363 or
Section 364 of the Bankruptcy Code, the Manager and the Developer agree that adequate notice of such financing to the Manager and the Developer, if required under applicable law, shall have been provided if such parties receive notice two business days prior to entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice to the parties in the manner specified in Section 8. All allocations of payments between the Lenders, the Manager and the Developer shall continue to be made after the filing of a petition under the Bankruptcy Code on the basis provided in this Agreement. In the event that the Manager and the Developer at any time acquire any security for the Subordinated Obligations, they agree not to assert any right they may have to "adequate protection" of their respective interests in such security in any Bankruptcy proceeding, or to seek to have their claims in such Bankruptcy proceeding treated as "secured claims" under Section 506(a) of the Bankruptcy Code, without the prior written consent of the Administrative Agent. The Manager and the Developer waive any claim they may now or hereafter have against the Administrative Agent or the Lenders arising out of the Administrative Agent's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession, or by a trustee.

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         7. Continuing Effect. This Agreement constitutes a continuing agreement
            -----------------
of subordination, and the Lenders may, without notice to or consent by the Manager or the Developer, modify any term of the Note, the Loan Agreement or the Security Agreement in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lenders may, at any time and from time to time, without the consent of or notice to the Manager or the Developer, and without incurring responsibility to such parties or impairing or releasing any of the Lenders' rights or any of the Manager's or Developer's obligations hereunder:

            (a) increase the principal amount of any Note, extend the time for payment thereof or otherwise alter the terms of the Loan and any security therefor;

            (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Loan or any part thereof; and

            (c) exercise or refrain from exercising any right against the Borrower or any other person.

         8. Notices. All notices and other communications hereunder must be in
            -------
writing and must be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

         If to the Manager:                 THCR Management Services, LLC
                                            Huron Avenue & Brigantine Boulevard
                                            Atlantic City, NJ 08401
                                            Attention:  Robert M. Pickus

         If to the Developer:               Trump Hotels & Casino Resorts
                                            Development Company, LLC
                                            Huron Avenue & Brigantine Boulevard
                                            Atlantic City, NJ 08401
                                            Attention:  Robert M. Pickus

         And to:                            Trump Hotels & Casino Resorts
                                            Holdings, L.P.
                                            1000 Boardwalk
                                            Atlantic City, NJ 08401
                                            Attention: Joseph Polisano

         If to the Administrative Agent:    First National Bank
                                            20900 S. Western Avenue
                                            Olympia Fields, Illinois 60461
                                            Attn:  Brent Frank

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         And to:                         Barnes & Thornburg
                                         2600 Chase Plaza
                                         10 South LaSalle Street
                                         Chicago, IL 60603
                                         Attention: Larry Blust

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications are deemed given on (i) the date received if delivered personally, or (ii) the date of transmission if delivered by telecopy on a business day between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), otherwise on the immediately following business day.

         9.  Instrument Legend. Any agreement or instrument evidencing any
             -----------------
Subordinated Obligation, or any portion thereof, which has been or is hereafter executed by the Borrower will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Lenders pursuant to the terms of this Agreement. The original of any such agreement or instrument will be delivered to the Administrative Agent within five business days after the date hereof or the date of its execution. Neither the Manager nor the Developer will agree to any amendment, restatement or other modification of any such instrument or agreement or any other agreement or document evidencing any Subordinated Obligation which materially increases any payment obligation of the Borrower without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

         10. Subrogation. When the Loan shall have been fully paid and
             -----------
discharged and all financing arrangements between the Borrower and the Lenders have been terminated, the Administrative Agent shall promptly provide notice thereof to the Manager and the Developer, both of whom shall be subrogated to the rights of the Lenders to receive payments or distribution of assets of the Borrower made with respect to the Loan until the Subordinated Obligations shall be paid in full.

         11. Conflict in Agreements. If the subordination provisions of any
             ----------------------
instrument evidencing Subordinated Obligations conflict with the terms of this Agreement, the terms of this Agreement govern the relationship between the parties to this Agreement.

         12. No Waiver. No waiver is deemed to be made by the Lenders of any of
             ---------
their rights hereunder unless the same is in writing signed by the Administrative Agent, and each such waiver, if any, is a waiver only with respect to the specific matter or matters to which the waiver relates and in no way impairs the rights of the Lenders or the obligations of the Manager or the Developer to the Lenders in any other respect at any time.

         13. Governing Law; Consent to Jurisdiction and Venue. This Agreement is
             ------------------------------------------------
governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California. Each party consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement and waives any argument that venue in any such forum is not convenient.

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         14. Binding Effect; Acceptance; Assignment This Agreement is binding
             --------------------------------------
upon the Manager, the Developer, their heirs, legal representatives, successors and assigns and inures to the benefit of the Lenders, and their successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of the Borrower. Notice of acceptance by the Lenders of this Agreement or reliance by the Lenders upon this Agreement is hereby waived by the Manager and the Developer.

         Each of the Manager and the Developer represents and warrants that it has not previously assigned any interest in any Subordinated Obligation, that no other person or entity owns any interest in any Subordinated Obligation (whether as a joint holder, participant or otherwise). Neither the Manager nor the Developer shall assign any Subordinated Obligation to any other person or entity without prior consent of the Administrative Agent, and unless the assignee agrees with the Administrative Agent to be bound by the provisions of this Subordination Agreement, including the provisions of this paragraph 14.

         15. Miscellaneous. The paragraph headings herein are included for
             -------------
convenience of reference only and do not constitute a part of this Agreement for any other purpose. This Agreement may be executed in counterparts, each of which shall constitute an original Agreement.

         16. Term of Agreement. This Agreement expires when the Note has been
             -----------------
paid in full and the Loan Agreement and Security Agreement have been terminated; provided that the Manager and the Developer agree that, to the extent that the Borrower makes any payment or payments with respect to the Loan, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a lender, receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law, or principles of equity, then, to the extent of such payment or repayment, the Loan or part thereof intended to be satisfied may be revived and continued in full force and effect as if such payment had not been made, and this Agreement may be revived and continued in full force and effect as if such payment had not been made.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above-written.

THCR MANAGEMENT SERVICES,                 TRUMP HOTELS & CASINO
LLC                                       RESORTS DEVELOPMENT
                                          COMPANY, LLC

   By: THCR Ventures, Inc.                  By: THCR Ventures, Inc.

       /s/ Robert M. Pickus                     /s/ Robert M. Pickus
       -------------------------                -------------------------
       Robert M. Pickus                         Robert M. Pickus
       Executive Vice President                 Executive Vice President


         The foregoing Subordination Agreement is hereby accepted by the Administrative Agent on behalf of the Lenders as of the date first above written.

FIRST NATIONAL BANK, as Administrative Agent

By: /s/ Brent Frank
   -------------------------------------
Brent Frank, Executive Vice President



                           ACKNOWLEDGMENT BY BORROWER

         The Twenty-Nine Palms Enterprises Corporation hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees to the terms and provisions thereof.

                                          TWENTY-NINE PALMS
                                          ENTERPRISES CORPORATION

                                          By:  /s/ Dean Mike
                                             ------------------------------
                                                   President

                                          By:  /s/ Gene Gambale
                                             ------------------------------
                                                   Secretary